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                                                                   Exhibit 99.01

08/99                                                                     Page 1

                 MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      CC MASTER CREDIT CARD TRUST
            (Formerly Chevy Chase Master Credit Card Trust)
                            SERIES 1994-5

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1999, and with respect to the performance of the Trust during the month of August, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

           A)   Information Regarding Distributions to
                the Class A Certificateholders, per
                $1,000 original certificate principal amount.

                (1)   The total amount of the
                distribution to Class A
                Certificateholders, per $1,000
                original certificate principal amount               $ 86.7575541

                (2)   The amount of the distribution
                set forth in paragraph 1 above in
                respect of interest on the Class A
                Certificates, per $1,000 original
                certificate principal amount                        $  3.4242187
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08/99                                                                     Page 2

                   (3)   The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of principal of the Class A
                   Certificates, per $1,000 original
                   certificate principal amount                     $ 83.3333354

           B)   Class A Investor Charge Offs and
                Reimbursement of Charge Offs

                   (1) The amount of Class A Investor Charge Offs    $ 0.0000000
                   (2) The amount of Class A Investor
                       Charge Offs set forth in paragraph 1
                       above, per $1,000 original certificate
                       principal amount                              $ 0.0000000
                   (3) The total amount reimbursed in
                       respect of Class A Investor Charge Offs       $ 0.0000000
                   (4) The amount set forth in paragraph
                       3 above, per $1,000 original
                       certificate principal amount                  $ 0.0000000
                   (5) The amount, if any, by which the
                       outstanding principal balance of the
                       Class A Certificates exceeds the Class
                       A Invested Amount after giving effect
                       to all transactions on such Distribution Date $ 0.0000000

           C)   Information Regarding Distributions to
                the Class B Certificateholders, per
                $1,000 original certificate principal amount.

                   (1)   The total amount of the
                   distribution to Class B
                   Certificatedholders, per $1,000
                   original certificate principal amount             $ 4.7406250

                   (2)   The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of interest on the Class B
                   Certificates, per $1,000 original
                   certificate principal amount                      $ 4.7406250
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08/99                                                                     Page 3

                (3)   The amount of the distribution
                set forth in paragraph 1 above in
                respect of principal on the Class B
                Certificates, per $1,000 original
                certificate principal amount                        $  0.0000000

           D)   Class B Investor Charge Offs and
                Reimbursement of Charge Offs

                (1)   The amount of Class B Investor
                Charge Offs                                         $  0.0000000

                (2)   The amount of Class B Investor
                Charge Offs set forth in paragraph 1
                above, per $1,000 original certificate
                principal amount                                    $  0.0000000

                (3)   The total amount reimbursed in
                respect of Class B Investor Charge Offs             $  0.0000000

                (4)   The amount set forth in paragraph
                3 above, per $1,000 original
                certificate principal amount                        $  0.0000000

                (5)   The amount, if any, by which the
                outstanding principal balance of the
                Class B Certificates exceeds the Class
                B Invested Amount after giving effect
                to all transactions on such Distribution Date       $  0.0000000

                                            First USA Bank NA,
                                            as Servicer

                                            By   /s/ Tracie Klein
                                               --------------------------------
                                                Tracie H. Klein
                                                First Vice President